UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
EMPOWER FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan Kreider
President and Chief Executive Officer
Empower Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2022

Item 1. REPORTS TO STOCKHOLDERS
EMPOWER FUNDS, INC.
Empower Global Bond Fund (Formerly Great-West Global Bond Fund)
(Institutional Class and Investor Class)
Annual Report
December 31, 2022
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-advisers are BlueBay Asset Management LLP (“BlueBay”) and Insight North America LLC (“Insight”)
Fund Performance
For the twelve-month period ended December 31, 2022, the Fund (Investor Class shares) returned -14.65%, relative to a -16.25% return for the Bloomberg Global Aggregate Index, the Fund’s benchmark index.
BlueBay Commentary
For a long time, most investors and central banks viewed inflationary pressures as transitory. However, the first quarter began to see a shift in this narrative, with an acceptance that inflation was becoming more persistent and structural in nature. Solid demand and the events that unfolded in Ukraine - combined with supply disruptions from China and other parts of Asia that were fighting to maintain a ‘zero-Covid’ policy - continued to cause bottlenecks in supply chains and put upward pressure on inflation.
The turmoil in markets made for the worst year for risk assets in decades as inflation continued to rise, manifesting in more aggressive rate hikes being priced in by the markets. By mid-June, the markets in Europe were pricing in over 200 basis points (“bps”) of hikes to the end of the year. Although yields did fall back sharply from this point to the end of July, investor sentiment in the eurozone deteriorated further following Russia’s action to restrict gas supplies to Europe, fueling the recession narrative. It wasn’t long before the relentless move higher in gas prices caused markets to refocus on the inflation dynamics as investors moved once again to price in an increasingly aggressive response from the European Central Bank (“ECB”) to contain inflation.
Initially, the ECB was slow to react, preferring to keep to its pre-set sequencing of events. However, in July, both the ECB and the Federal Reserve (the “Fed”) ended forward guidance, becoming data-dependent, meeting by meeting, given the challenges faced. Having resisted any hike in rates until July, the ECB surprised with a 0.50% rate hike, after telling the market to expect 0.25% in June. It followed this up with two 75 bps hikes, in September and November, before a 50 bps hike in December, taking the ECB deposit rate to 2%.
In quarter four, we finally saw a peaking of U.S. inflation, with benign prints in November and December, allowing the Fed to move back to a 50 bps hike in December. This followed four consecutive hikes of 75 bps that started in June. However, hawkish revisions to the inflation and growth forecasts showed that most Fed officials still see rates above 5% at the end of 2023, in contrast to the market pricing a cut in quarter four next year. Key concerns for the Fed are the tightness of the U.S. labor market and the second-round effects on inflation caused by higher wage demands.
In other events, Giorgia Meloni’s Brothers of Italy party led a coalition to victory in September’s Italian election, replacing Mario Draghi’s technocratic government. This caused some anxiety in markets at the time, but since taking office, she has kept to the script and calmed markets. Nevertheless, the Italian economy remains fundamentally weak, and it is noticeable that as rate hikes feed into higher bond yields, there is a risk of triggering new concerns with respect to debt sustainability in Italian government bonds.

We had the political debacle in the U.K. in September, followed by a complete reshuffle of government and a rethinking of fiscal policy. By November, the U.K. had gone from a point of fiscal profligacy to one of austerity, causing huge financial stress in the U.K. pension industry in the meantime.
The Bank of Japan (“BoJ”) provided the surprise in December by raising its yield curve ceiling on asset purchases from 0.25% to 0.50%. This tweak to yield curve control is significant as we believe it heralds the beginning of a shift away from ultra-accommodative monetary policy. The curse of deflation seems to have been defeated, with inflation now comfortably above the BoJ’s 2% policy target.
As for markets, core rates saw significant weakness, rising 237 bps to 3.88% in 10-year U.S. Treasuries and 274 bps to 2.56% in the German Bund equivalent, with curves bear-flattening. European sovereign credit spreads were wider by 25 bps to 62 bps over the year, having hit a peak of 77 bps, before the ECB’s implementation of an anti-fragmentation tool mid-year helped to cap spreads. In emerging markets, the investment grade sovereigns to which we have been exposed – Mexico and Romania – saw aggressive spread widening in the first half of the year, particularly on the news of Russia’s invasion of Ukraine. Spreads recovered in the second half, leaving Mexican spreads tighter over the year. Romania did perform better in quarter four but remains significantly wider than at the start of the year. However, it is still a solid conviction for the coming year. Global corporate spreads were 50 bps wider at 147 bps, having reached a wide at 187 bps in mid-October, with Europe leading the weakness due to recession fears.
Most of the portfolio activity in 2022 centered around opportunities in the rates space, with a bias to be short duration for most of the year. From the start, we held a large short position in U.S. duration. We scaled this back during the first half of the year. We went short again in July and early August, as 10-year U.S. Treasury yields fell back to towards 2.60%, before closing in September and moving long as yields approached 4%. However, another high inflation print led us to close the position in October. In December, we once again implemented a short position in 10-year U.S. Treasuries, with yields down at 3.60%. We believe that a solid labor market and sticky service inflation mean we are unlikely to see the Fed cut rates in 2023.
We came into the year with a relative-value (“RV”) position long European duration versus short the U.K. We were expecting that U.K. rates would need to rise faster than the euro area, given the poor inflation dynamics in the U.K. This didn’t work particularly well, as the Bank of England was slow to raise rates aggressively. We closed the position in July. Throughout this period, we did hold some outright long positions in European duration (February, April and June). More recently, we held an RV in the U.K. market itself – long front-end swaps versus short 10-year Gilts. We closed the 10-year leg in early October and the swap late in the month. It had benefited from the change in prime minister and tighter fiscal policy.
Since March, the BlueBay sub-advised portion of the Fund (the “BlueBay portfolio”) has held a short position in Japan (-1-year duration), as we expected the BoJ to relax yield curve control, which it duly did in December. Before that, we had sold a third in September but increased to the original size in early December due to growing confidence in the view. We expect further normalization of rates in 2023 and are happy to hold the position. In the later stages of the year, we became a little more confident in emerging market local markets, with inflation rolling over and a clearer picture developing of a peak in U.S. rates just north of 5%.
Activity in sovereign credit spreads has been fairly quiet over the year. We were underweight early in the year, both in the semi-core markets and the periphery, as the ECB turned more hawkish, expecting spreads to widen. Since then, positioning has been close to benchmark weight, although the composition has been to be underweight semi-core markets, neutral the periphery and long hard-currency bonds of Romania and Mexico in euros, where valuations look cheap in comparison.
In corporate credit, we started the year on a constructive note, but Russia’s aggression towards Ukraine led us to hedge the cash bonds through buying protection in credit default swaps (“CDS”) indices in February and March. We scaled the hedge back in subsequent months. We’ve used this type of approach throughout the year in periods of risk-off sentiment. Overall, on a pure spread-duration basis, the BlueBay portfolio has been modestly underweight virtually all year. However, on a beta-adjusted basis, given our preference for subordinated financials and corporate hybrids, the BlueBay portfolio has been overweight, but fluctuated due to the use of CDS indices. In pure cash bonds, over the course of the year, we have scaled back risk to both financials and non-financials. We’ve used the recent tightening in spreads to reduce risk and will look for an increase in supply and a deterioration in the economic environment to hopefully re-engage at better levels.
In foreign exchange (“FX”), we’ve generally been long the U.S. dollar and short sterling and Eastern European currencies, where inflation and the proximity to Ukraine have led to higher inflation. One exception is a recent long position in the Hungarian forint, where monetary policy has been tightened aggressively. We also maintain a position in the Norwegian krone as Norway has a solid current-account surplus. More recently, we’ve added positions in the Thai baht, a Chinese reopening story, and Brazil, with inflation rolling over.
The excess return for the BlueBay portfolio was positive compared to the benchmark index. Unsurprisingly, term structure delivered +206 bps, led by underweight positions in the U.S., which accounted for 155 bps of the excess. The U.K./Bund (RV) detracted value, although when combined with the U.K. RV position, the alpha was broadly flat. The Japanese underweight accounted for +36 bps, EMs like South Africa (+19 bps), Brazil (+13 bps) and Mexico (+11 bps) added, and an earlier short in Sweden added +15 bps. The main detractors otherwise were China (-35 bps) and Canada (-16 bps). Sovereign beta detracted -17 bps, while alpha delivered +15 bps, with longs in Mexico and supranationals and shorts in the periphery, partially offset by weakness in Tunisia, China and an underweight in France. Corporate credit detracted -73 bps, led by cyclicals (-45 bps) and financials (-43 bps). On the positive side, CDS index hedges added +65 bps. Single-name detractors were led by Samhallsbyggnadsbolaget i Norden and Rakuten. FX delivered a positive +62 bps, most of which was down to the long U.S. dollar, with smaller gains from the long Hungarian forint and Japanese yen positioning.
Insight Commentary
2022 was a tumultuous year for government bond markets for many reasons. Inflation rose sharply, as underlying pressures were stoked by the effects of the Russian invasion of Ukraine and the war that remains ongoing. Most major central banks raised interest rates, sharply in many cases, in a bid to choke those inflationary impulses. Consequently, government bond yields rose significantly in many cases. Ten-year U.S. Treasury yields started 2022 at 1.51% and rose steadily in the first half. Then they eased in the summer before rising again from August to October. After a brief market rally, yields rose once more into the year-end, closing at 3.87%, 236 bps higher. European governments were also weak with yields following a similar pattern to U.S. Treasuries. The yield on 10-year German government bonds began 2022 at less than zero before the steady increase in yields took hold, and ended the year at 2.57%, 275 bps above where they began. U.K. gilts at 10-year maturities rose by a similar amount, starting the year below 1% and rising 270 bps to 3.67%. However, they experienced even greater volatility during the year, punctuated in September by the aborted fiscal easing plans announced by then-Chancellor Kwasi Kwarteng, during the brief administration of Prime Minister Liz Truss. Ten-year gilt yields briefly reached almost 4.5% before the proposals were recalled by Kwarteng’s replacement, Jeremy Hunt. Japanese government bonds (“JGB”) may be considered a sea of stability by comparison. Beginning the year close to the target level set by the BoJ, 10-year JGB yields rose to the top of the permitted target deviation of 0.25% either side of the 0% target and remained there for much of the remainder of the year. In December, under market pressure as inflation reached a 30-year high, the BoJ extended the band to permit greater deviation of ±0.5%, a move which saw the 10-year JGB yield rise to 0.42% by year end.
Risk assets also experienced a volatile year, with credit markets and many major equity indices generating substantially negative returns. U.S., Pan-European and Sterling investment grade credit markets all saw spread levels widen over the period, compounding the negative returns arising from weaker underlying government bonds. Despite credit spreads narrowing generally in the fourth quarter, the Bloomberg U.S. Aggregate Corporate Index spread expanded by 38 bps over the year, while the Bloomberg Euro Aggregate Corporate Index and the Bloomberg Sterling Aggregate Corporate Index were 78 bps and 80 bps wider respectively. High yield markets were also weaker as riskier assets typically suffered more extensive setbacks. The Bloomberg U.S. Aggregate High Yield Index widened by 186 bps over the period. The emerging markets also struggled during the year, as the yield of the JP Morgan Emerging Markets Index increased 114 bps to 6.86%.
Equity markets were mostly weaker as interest rates rose substantially and the economic outlook deteriorated. One notable exception was the FTSE 100 Index in the U.K., which gained 0.9%. The U.S. S&P 500® Index ended the year 19.4% lower, at 3840, more than 900 points below where it ended 2021. The Eurostoxx 50 Index declined by 11.7%, while Japan’s Nikkei 225 Index was 9.4% lower. Commodity prices were volatile, with oil, gas and wheat prices experiencing substantial swings in advance of and in the wake of the Russian invasion of Ukraine. However, the oil price ended 2022 close to where it began around $80/barrel having been driven above $120/barrel in March and again in May/June. However, the broad Commodity Research Bureau’s Commodity Index was lower by 4.1%% over the year.
In U.S. credit, the Bloomberg U.S. Investment Grade Credit Index had an excess return of -129 bps. At sector level, metals and mining generated positive excess returns as did most of the energy subsectors, with the exception being the midstream companies which dragged the sector overall into negative excess returns. Food and beverage, railroads and pharmaceuticals held up best, while cable satellite, media entertainment and real estate investment trusts (“REITs”) were notable laggards, along with chemicals and building materials. In euro credit markets, the Bloomberg Euro Aggregate Investment Grade Corporate Index generated a negative excess return of -154 bps over the year despite a stronger final quarter. The poorest performing sectors included financials, notably REITs and insurers and financial companies. Other sectors were also weak, such as natural gas, metals and mining and transportation. Those sectors that held up best included aerospace and defense, lodgings, restaurants, retailers, food and beverage companies and also energy and pharmaceuticals. In the sterling credit market, the Investment Grade Bloomberg Sterling Aggregate Corporate Index had an excess return of -241 bps over the year. REITs were similarly a significant drag, as were finance companies, building materials issuers, railroads and other industrials. Those that were less negative included the basic industries sector, particularly chemicals, and similar to the euro market, retailers, restaurants, food and beverage, pharmaceuticals and energy sectors.
With a rapid acceleration in global inflation and aggressive monetary policy tightening, 2022 was marked by large negative total returns from almost all fixed income assets. Developed market risk-free rates were under steady upward pressure and, until the final months of year-end, spreads pushed steadily wider. Broadly speaking, the period’s alpha was driven by active positioning in developed market rates. More specifically, the portion of the Fund sub-advised by Insight (“Insight portfolio”) benefitted significantly from large underweights in the front end of the U.S., European and U.K. yield curves as risk-free rates rose and curves flattened. 10-year U.S. rates rose from 1.51% to 3.87% over the period and the Insight portfolio was able to capture the majority of this move. The bulk of the alpha generated from active rates positioning accrued in the first, second and fourth quarters with the underweight to U.K. rates performing notably well in August and September. While underweight most markets, the Insight portfolio captured a small amount of alpha through overweights in the Australian, Chinese and Korean local bond markets. The Insight portfolio also benefitted from a modest allocation to inflation-linked bonds with break-evens rising in tandem with realized inflation. Active positioning in credit markets had a modestly positive impact on relative returns with strong security selection complementing effective management of aggregate credit beta. The Insight portfolio took advantage of the material underperformance of Eurodollar denominated credit in the middle half of the year to establish a large overweight in this asset class. To keep aggregate credit risk roughly neutral, this overweight was paired with an offsetting underweight in U.S. dollar denominated credit risk. This position generated a large amount of alpha as the relationship between U.S. dollar and Eurodollar credit began to normalize in the fourth quarter. The Insight portfolio took advantage of the third quarter underperformance of risk assets to establish a modest overweight in credit risk. This position yielded significant excess returns in the fourth quarter as the macro-economic outlook improved and risk assets rallied. The Insight portfolio took only limited active FX risk but was able to capture a small amount of alpha as the dollar rallied and the value of the yen, pound and euro collapsed. Over the period in question the portfolio management team made extensive use of derivatives to tactically manage the risk profile of the Insight portfolio. Duration risk was managed primarily through the use of interest rate futures while aggregate exposure to corporate credit was modified through the use of index derivatives. The FX profile of the Insight portfolio was managed primarily through the use of FX forwards. At times the Insight portfolio both bought and sold listed and over-the-counter options. Performance benefitted significantly from the use of derivatives in 2022.
The views and opinions in this report were current as of December 31, 2022 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2022 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	-14.35%	-2.33%	-1.53%
Investor Class	-14.65%	-2.68%	-1.22%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Summary of Investments by Country as of December 31, 2022 (unaudited)
Country	Percentage of Fund Investments
United States	44.71%
Japan	11.96
Mexico	7.26
Germany	4.11
France	3.37
United Kingdom	3.25
Canada	2.53
Netherlands	2.17
Romania	2.16
Italy	2.10
Spain	1.70
Belgium	1.61
South Africa	1.56
Switzerland	1.51
China	1.39
Ireland	1.26
Cayman Islands	0.82
Egypt	0.73
South Korea	0.69
Togo	0.65
Austria	0.48
New Zealand	0.45
Indonesia	0.42
Luxembourg	0.40
Iceland	0.37
Australia	0.30
Sweden	0.29
Norway	0.20
Malaysia	0.18
Bermuda	0.17
Brazil	0.17
Philippines	0.16
Finland	0.16
Nigeria	0.15
Singapore	0.13
Thailand	0.11
Poland	0.10
Portugal	0.10
Denmark	0.06
Slovenia	0.06
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/22)	(12/31/22)	(07/01/22 – 12/31/22)
Institutional Class
Actual	$1,000.00	$ 999.20	$3.28
Hypothetical (5% return before expenses)	$1,000.00	$1,021.90	$3.31
Investor Class
Actual	$1,000.00	$ 997.60	$5.04
Hypothetical (5% return before expenses)	$1,000.00	$1,020.20	$5.09
* Expenses are equal to the Fund's annualized expense ratio of 0.65% for the Institutional Class shares and 1.00% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount(a)		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 2.21%
140,308	Americredit Automobile Receivables Trust Series 2022-1 Class A2 2.05%, 01/20/2026	$ 138,648
289,844	Carvana Auto Receivables Trust Series 2021-N2 Class C 1.07%, 03/10/2028	266,331
899,469	CNH Capital Canada Receivables Trust(b) Series 2021-1A Class A2 CAD, 1.00%, 11/16/2026	634,194
289,773	E-Carat 11 PLC(c) GBP, 3.96%, 05/18/2028 1-mo. SONIA + 0.58%	349,866
800,000	Exeter Automobile Receivables Trust Series 2021-2A Class C 0.98%, 06/15/2026	768,790
1,232,000	Ford Auto Securitization Trust II Asset-Backed Notes(b) Series 2022-AA Class A3 CAD, 5.40%, 09/15/2028	913,245
116,049	GMF Canada Leasing Trust(b) Series 2020-1A Class A3 CAD, 1.05%, 11/20/2025	85,550
421,162	Invitation Homes Trust(b)(c) Series 2018-SFR4 Class A 5.44%, 01/17/2038 1-mo. LIBOR + 1.10%	418,146
1,000,000	MBarc Credit Canada Inc(b) Series 2021-AA Class A3 CAD, 0.93%, 02/17/2026	713,525
975,000	OneMain Financial Issuance Trust(b) Series 2020-2A Class A 1.75%, 09/14/2035	851,731
462,781	Oscar US Funding X LLC(b) Series 2019-10 Class A4 3.27%, 05/10/2026	456,937
336,344	Purewest Funding LLC(b) Series 2021-1 Class A1 4.09%, 12/22/2036	318,889
410,522	SpringCastle America Funding LLC(b) Series 2020-AA Class A 1.97%, 09/25/2037	370,199
300,000	Tesla Auto Lease Trust(b) Series 2020-A Class B 1.18%, 01/22/2024	297,686
917,333	Textainer Marine Containers VII Ltd(b) Series 2021-1A Class A 1.68%, 02/20/2046	770,496
	Tricon American Homes Trust(b)
	Series 2017-SFR2 Class A
1,337,552	2.93%, 01/17/2036	1,296,892
	Series 2019-SFR1 Class A
571,303	2.75%, 03/17/2038	523,402
Principal Amount(a)		Fair Value
Non-Agency — (continued)
655,004	Trinity Rail Leasing LLC(b) Series 2020-2A Class A1 1.83%, 11/19/2050	$ 600,907
		9,775,434
U.S. Government Agency — 0.18%
293,264	Federal Home Loan Mortgage Corp Structured Pass Through Certificates Series 2017-SR01 Class A3 3.09%, 11/25/2027	272,399
546,669	Federal National Mortgage Association Grantor Trust Series 2017-T1 Class A 2.90%, 06/25/2027	509,881
		782,280
TOTAL ASSET-BACKED SECURITIES — 2.39% (Cost $11,365,995)		$ 10,557,714
CORPORATE BONDS AND NOTES
Basic Materials — 0.55%
225,000	Braskem Idesa SAPI(b) 6.99%, 02/20/2032	160,609
	Celanese US Holdings LLC
470,000	EUR, 4.78%, 07/19/2026	478,539
1,147,000	EUR, 5.34%, 01/19/2029	1,161,402
173,000	6.38%, 07/15/2032	164,514
500,000	Orano SA EUR, 2.75%, 03/08/2028	481,083
		2,446,147
Communications — 2.51%
	AT&T Inc
5,446,000	0.90%, 03/25/2024	5,171,628
370,000	EUR, 0.25%, 03/04/2026	354,882
1,650,000	EUR, 1.60%, 05/19/2028	1,566,952
270,000	EUR, 3.55%, 12/17/2032	273,371
157,000	EUR, 2.45%, 03/15/2035	136,106
1,100,000	EUR, 2.60%, 05/19/2038	923,227
	Charter Communications Operating LLC / Charter Communications Operating Capital
683,000	4.80%, 03/01/2050	495,823
924,000	3.85%, 04/01/2061	534,405
1,957,000	Rakuten Group Inc(d) EUR, 4.25%, Perpetual	1,199,636
470,000	T-Mobile USA Inc 5.20%, 01/15/2033	465,762
		11,121,792
Consumer, Cyclical — 0.74%
	Ford Motor Co
435,000	3.25%, 02/12/2032	326,225
864,000	6.10%, 08/19/2032	797,781

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
436,000	4.75%, 01/15/2043	$ 312,958
1,062,000	Nissan Motor Co Ltd(b) 4.81%, 09/17/2030	901,289
	Warnermedia Holdings Inc(b)
347,000	5.05%, 03/15/2042	265,483
475,000	5.14%, 03/15/2052	345,309
430,000	5.39%, 03/15/2062	313,906
		3,262,951
Consumer, Non-Cyclical — 1.70%
1,056,000	AbbVie Inc 2.95%, 11/21/2026	982,063
803,000	Anheuser-Busch InBev SA EUR, 3.70%, 04/02/2040	792,118
	ASTM SpA
800,000	EUR, 1.50%, 01/25/2030	660,590
600,000	EUR, 2.38%, 11/25/2033	461,202
1,556,000	Autostrade per l'Italia SpA EUR, 2.00%, 01/15/2030	1,316,619
825,000	BAT International Finance PLC EUR, 2.25%, 01/16/2030	716,708
350,000	British American Tobacco PLC(d) EUR, 3.00%, Perpetual	290,099
475,000	DH Europe Finance II SARL EUR, 0.20%, 03/18/2026	458,643
	GE HealthCare Technologies Inc(b)
520,000	5.91%, 11/22/2032(e)	538,823
180,000	6.38%, 11/22/2052	191,180
540,000	JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc(b) 3.63%, 01/15/2032	437,400
	Thermo Fisher Scientific Finance I BV
150,000	EUR, 1.63%, 10/18/2041	107,630
260,000	EUR, 2.00%, 10/18/2051	174,705
646,000	Viatris Inc 4.00%, 06/22/2050	398,025
		7,525,805
Energy — 3.05%
1,129,000	Aker BP ASA(b) 3.10%, 07/15/2031	925,919
234,880,000	Petroleos Mexicanos MXN, 7.19%, 09/12/2024	11,149,462
1,300,000	Wintershall Dea Finance 2 BV(d) EUR, 3.00%, Perpetual	1,010,315
	Wintershall Dea Finance BV
100,000	EUR, 1.33%, 09/25/2028	86,584
400,000	EUR, 1.82%, 09/25/2031	315,640
		13,487,920
Financial — 11.77%
	ABN AMRO Bank NV
1,100,000	EUR, 0.50%, 09/23/2029	932,622
Principal Amount(a)		Fair Value
Financial — (continued)
500,000	EUR, 3.00%, 06/01/2032	$ 484,451
	Avolon Holdings Funding Ltd(b)
2,599,000	4.25%, 04/15/2026	2,356,127
1,692,000	2.75%, 02/21/2028	1,358,225
1,200,000	Banco de Sabadell SA(d) EUR, 5.75%, Perpetual	1,114,334
	Bank of America Corp
300,000	EUR, 0.69%, 03/22/2031	248,409
638,000	EUR, 2.82%, 04/27/2033	596,584
880,000	Berkshire Hathaway Finance Corp EUR, 1.50%, 03/18/2030	797,365
	BNP Paribas SA
990,000	7.75%, Perpetual(b)(d)	977,625
1,300,000	EUR, 0.88%, 07/11/2030	1,106,178
600,000	EUR, 2.10%, 04/07/2032	530,784
400,000	BPCE SA EUR, 0.25%, 01/14/2031	319,464
500,000	Citigroup Inc 4.91%, 05/24/2033	468,217
1,200,000	Commerzbank AG(d) EUR, 6.13%, Perpetual	1,191,509
	Credit Suisse Group AG
700,000	9.75%, Perpetual(d)	609,747
660,000	EUR, 0.65%, 01/14/2028	526,827
1,923,000	EUR, 2.88%, 04/02/2032	1,481,669
784,000	3.09%, 05/14/2032(b)	541,702
830,000	9.02%, 11/15/2033(b)	849,810
	Deutsche Bank AG
1,800,000	EUR, 1.75%, 11/19/2030	1,512,371
300,000	EUR, 5.63%, 05/19/2031	313,308
1,700,000	3.55%, 09/18/2031	1,362,870
325,000	Digital Euro Finco LLC REIT EUR, 2.63%, 04/15/2024	337,347
1,225,000	Hammerson Ireland Finance Designated Activity Co REIT EUR, 1.75%, 06/03/2027	1,015,935
800,000	Ibercaja Banco SA EUR, 2.75%, 07/23/2030	745,030
	ING Groep NV
1,200,000	EUR, 0.88%, 11/29/2030	1,010,117
500,000	EUR, 1.75%, 02/16/2031	445,525
	Intesa Sanpaolo SpA
1,234,000	EUR, 5.88%, Perpetual(d)	1,060,681
1,568,000	EUR, 7.75%, Perpetual(d)	1,616,860
650,000	8.25%, 11/21/2033(b)	659,419
	JPMorgan Chase & Co
2,610,000	3.85%, 06/14/2025	2,551,852
590,000	EUR, 1.96%, 03/23/2030	550,834
1,070,000	Kreditanstalt fuer Wiederaufbau EUR, 0.38%, 04/23/2030	947,321
2,013,000	Morgan Stanley EUR, 5.15%, 01/25/2034	2,237,341
475,000	MPT Operating Partnership LP / MPT Finance Corp REIT EUR, 0.99%, 10/15/2026	385,546
1,154,000	Nasdaq Inc EUR, 0.90%, 07/30/2033	876,256

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount(a)		Fair Value
Financial — (continued)
487,000	National Australia Bank Ltd 3.93%, 08/02/2034	$ 409,641
427,000	Nationwide Building Society(d) GBP, 5.75%, Perpetual	461,936
	NatWest Group PLC(d)
310,000	6.00%, Perpetual	286,269
469,000	8.00%, Perpetual	461,379
	Raiffeisen Bank International AG
100,000	EUR, 0.05%, 09/01/2027	85,571
900,000	EUR, 2.88%, 06/18/2032	781,899
300,000	EUR, 7.38%, 12/20/2032	318,115
2,388,000	Samhallsbyggnadsbolaget i Norden AB(d) EUR, 2.62%, Perpetual	952,194
	SBA Tower Trust REIT(b)
600,000	2.84%, 01/15/2025	565,510
840,000	1.88%, 01/15/2026	738,762
1,773,000	Simon International Finance SCA REIT EUR, 1.13%, 03/19/2033	1,367,973
250,000	SLM Corp 4.20%, 10/29/2025	228,739
350,000	Societe Generale SA(b)(d) 9.38%, Perpetual	359,175
	Spirit Realty LP REIT
335,000	4.00%, 07/15/2029	290,745
565,000	3.20%, 02/15/2031	451,085
1,512,000	Toronto-Dominion Bank EUR, 1.95%, 04/08/2030	1,396,114
	UBS Group AG
400,000	4.75%, 05/12/2028(b)	382,790
1,051,000	EUR, 0.88%, 11/03/2031	844,899
770,000	4.99%, 08/05/2033(b)	712,775
1,482,000	UniCredit SpA(d) EUR, 7.50%, Perpetual	1,540,824
100,000	Vonovia Finance BV EUR, 0.50%, 09/14/2029	78,447
	Vonovia SE
100,000	EUR, 0.63%, 12/14/2029	78,590
1,200,000	EUR, 2.38%, 03/25/2032	1,020,527
800,000	EUR, 0.75%, 09/01/2032	567,300
703,000	WEA Finance LLC / Westfield UK & Europe Finance PLC REIT(b) 4.75%, 09/17/2044	486,084
660,000	WEA Finance LLC REIT(b) 2.88%, 01/15/2027	564,900
2,031,000	Wells Fargo & Co EUR, 1.74%, 05/04/2030	1,840,894
792,000	Westpac Banking Corp 4.11%, 07/24/2034	679,036
		52,072,435
Industrial — 1.05%
1,300,000	Abertis Infraestructuras Finance BV(d) EUR, 3.25%, Perpetual	1,174,493
1,920,000	FedEx Corp EUR, 0.95%, 05/04/2033	1,466,323
Principal Amount(a)		Fair Value
Industrial — (continued)
457,000	General Electric Co EUR, 4.13%, 09/19/2035	$ 481,847
1,440,000	Honeywell International Inc EUR, 4.13%, 11/02/2034	1,521,589
		4,644,252
Technology — 0.67%
520,000	Intel Corp 4.90%, 08/05/2052	460,021
	Oracle Corp
520,000	6.15%, 11/09/2029	539,742
1,074,000	3.65%, 03/25/2041	792,820
1,400,000	Ubisoft Entertainment SA EUR, 0.88%, 11/24/2027	1,150,119
		2,942,702
Utilities — 2.60%
	Amprion GmbH
700,000	EUR, 3.45%, 09/22/2027	734,997
600,000	EUR, 3.97%, 09/22/2032	632,879
500,000	EUR, 0.63%, 09/23/2033	375,123
400,000	EDP Finance BV EUR, 1.88%, 09/21/2029	376,573
	Electricite de France SA
1,200,000	EUR, 2.63%, Perpetual(d)	996,884
200,000	EUR, 3.00%, Perpetual(d)	174,579
500,000	EUR, 5.38%, Perpetual(d)	507,793
400,000	GBP, 6.00%, Perpetual(d)	431,829
1,000,000	EUR, 2.00%, 12/09/2049	643,620
310,000	Enel Finance International NV(b) 7.50%, 10/14/2032	327,598
1,553,000	National Grid North America Inc EUR, 1.05%, 01/20/2031	1,288,917
510,000	Southern Co EUR, 1.88%, 09/15/2081	424,590
	Suez SACA
1,300,000	EUR, 2.38%, 05/24/2030	1,218,606
100,000	EUR, 2.88%, 05/24/2034	90,177
	TenneT Holding BV
1,185,000	EUR, 2.13%, 11/17/2029	1,135,605
444,000	EUR, 2.38%, 05/17/2033	409,920
	Vistra Operations Co LLC(b)
1,051,000	3.70%, 01/30/2027	958,325
834,000	4.30%, 07/15/2029	751,305
		11,479,320
TOTAL CORPORATE BONDS AND NOTES — 24.64% (Cost $126,319,455)		$108,983,324
FOREIGN GOVERNMENT BONDS AND NOTES
739,000	Africa Finance Corp 4.38%, 04/17/2026	692,147
	African Export-Import Bank
550,000	5.25%, 10/11/2023	546,729

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
3,334,000	3.80%, 05/17/2031	$ 2,756,551
500,000	Australia Government Bond AUD, 3.00%, 03/21/2047	270,339
3,680,000	Banque Ouest Africaine de Developpement EUR, 2.75%, 01/22/2033	2,957,582
4,700 (f)	Brazil Notas do Tesouro Nacional Serie F BRL, 10.00%, 01/01/2033	761,062
	Bundesrepublik Deutschland Bundesanleihe
1,500,000	EUR, 2.46%, 02/15/2032	1,284,272
531,000	EUR, 2.50%, 08/15/2046	571,936
4,300,000	EUR, 0.00%, 08/15/2052	2,299,406
	Bundesschatzanweisungen
2,225,000	EUR, 0.40%, 09/13/2024	2,293,847
3,275,000	EUR, 2.20%, 12/12/2024	3,473,439
	Canadian Government Bond
1,450,000	CAD, 1.00%, 09/01/2026	977,144
9,260,000	CAD, 0.50%, 12/01/2030	5,515,657
850,000	CAD, 3.50%, 12/01/2045	643,577
1,100,000	CAD, 2.00%, 12/01/2051	617,172
40,050,000	China Government Bond CNY, 3.81%, 09/14/2050	6,324,855
1,550,000	Denmark Government Bond DKK, 4.50%, 11/15/2039	278,068
	European Union
1,200,000	EUR, 1.38%, 10/04/2029	1,158,607
5,006,000	EUR, 0.40%, 02/04/2037	3,632,395
1,250,000	EUR, 0.45%, 07/04/2041	811,387
750,000	Finland Government Bond(b) EUR, 0.50%, 09/15/2027	720,216
	French Republic Government Bond OAT
2,975,000	EUR, 0.25%, 11/25/2026	2,892,294
366,034	EUR, 2.92%, 11/25/2031	302,607
3,200,000	EUR, 0.00%, 05/25/2032	2,576,641
950,000	EUR, 0.75%, 05/25/2052	545,616
286,078,000	Iceland Rikisbref ISK, 4.50%, 02/17/2042	1,678,772
	Indonesia Treasury Bond
18,827,000,000	IDR, 7.00%, 09/15/2030	1,220,884
10,350,000,000	IDR, 7.50%, 04/15/2040	682,959
	Ireland Government Bond
2,100,000	EUR, 3.40%, 03/18/2024	2,265,920
2,925,000	EUR, 0.35%, 10/18/2032	2,429,185
	Italy Buoni Poliennali Del Tesoro
956,000	EUR, 0.90%, 04/01/2031	781,077
409,000	EUR, 2.45%, 09/01/2033(b)	356,725
1,002,000	EUR, 0.95%, 03/01/2037(b)	669,284
699,000	EUR, 2.15%, 03/01/2072(b)	418,659
	Japan Government Five Year Bond
1,297,950,000	JPY, 0.10%, 03/20/2023	9,894,149
600,000,000	JPY, 0.10%, 09/20/2023	4,575,983
125,650,000	JPY, 0.01%, 09/20/2026	953,146
	Japan Government Ten Year Bond
669,400,000	JPY, 0.10%, 03/20/2027	5,080,432
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
600,000,000	JPY, 0.10%, 12/20/2027	$ 4,535,568
466,150,000	JPY, 0.10%, 09/20/2031	3,429,527
202,000,000	JPY, 0.20%, 06/20/2032	1,506,427
	Japan Government Thirty Year Bond
589,700,000	JPY, 1.50%, 03/20/2045	4,600,505
163,700,000	JPY, 0.80%, 12/20/2047	1,073,542
752,750,000	JPY, 0.70%, 12/20/2048	4,744,436
29,150,000	JPY, 0.40%, 03/20/2050	168,334
	Japan Government Twenty Year Bond
209,100,000	JPY, 2.10%, 12/20/2029	1,775,677
22,250,000	JPY, 1.70%, 09/20/2033	188,187
431,500,000	JPY, 1.50%, 06/20/2034	3,568,719
793,450,000	JPY, 0.40%, 03/20/2036	5,678,210
1,025,000	Kingdom of Belgium Government Bond(b) EUR, 1.90%, 06/22/2038	907,232
	Korea Treasury Bond
1,676,920,000	KRW, 1.88%, 03/10/2051	909,100
3,135,500,000	KRW, 3.13%, 09/10/2052	2,220,195
3,490,000	Malaysia Government Bond MYR, 4.23%, 06/30/2031	802,725
	Mexican Bonos
475,000 (g)	MXN, 5.75%, 03/05/2026	2,204,796
3,231,900 (g)	MXN, 7.75%, 05/29/2031(e)	15,347,234
	Mexico Government International Bond
1,957,000	EUR, 2.13%, 10/25/2051	1,136,463
3,990,000	EUR, 4.00%, 03/15/2115	2,984,844
1,810,000	Netherlands Government Bond(b) EUR, 0.75%, 07/15/2027	1,781,949
3,479,000	New Zealand Government Bond NZD, 3.50%, 04/14/2033	2,031,473
700,000	Philippine Government International Bond EUR, 4.29%, 02/03/2023	746,240
500,000	Portugal Obrigacoes do Tesouro OT(b) EUR, 1.65%, 07/16/2032	455,323
1,225,000	Republic of Austria Government Bond(b) EUR, 3.43%, 02/20/2031	1,024,686
2,312,000	Republic of Poland Government Bond PLN, 3.25%, 07/25/2025	484,051
	Republic of South Africa Government Bond
39,966,000	ZAR, 8.88%, 02/28/2035	1,980,512
109,472,885	ZAR, 8.50%, 01/31/2037	5,105,996
	Romanian Government International Bond
2,229,000	EUR, 2.75%, 02/26/2026	2,248,828
654,000	EUR, 2.88%, 05/26/2028	605,205
151,000	EUR, 2.50%, 02/08/2030	124,661
405,000	EUR, 3.62%, 05/26/2030(b)	353,600
98,000	EUR, 3.62%, 05/26/2030	85,562
911,000	EUR, 1.75%, 07/13/2030	676,402
584,000	EUR, 2.12%, 07/16/2031	429,089

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
362,000	EUR, 3.88%, 10/29/2035	$ 284,960
298,000	EUR, 3.38%, 02/08/2038	214,994
2,579,000	EUR, 2.63%, 12/02/2040	1,536,374
2,035,000	EUR, 2.75%, 04/14/2041	1,218,804
2,123,000	EUR, 2.88%, 04/13/2042	1,268,987
623,000	EUR, 4.63%, 04/03/2049	481,113
457,000	EUR, 3.38%, 01/28/2050	281,072
800,000	Singapore Government Bond SGD, 2.63%, 05/01/2028	586,352
350,000	Slovenia Government Bond EUR, 4.34%, 02/12/2031	276,900
7,055,000	Spain Government Bond(b) EUR, 0.70%, 04/30/2032	5,882,185
3,975,000	Sweden Government Bond(b) SEK, 2.25%, 06/01/2032	377,396
925,000	Swiss Confederation Government Bond CHF, 0.50%, 06/27/2032	906,111
16,750,000	Thailand Government Bond THB, 3.39%, 06/17/2037	503,639
	United Kingdom Gilt
900,000	GBP, 1.25%, 07/22/2027	980,168
9,541	GBP, 4.75%, 12/07/2030	12,435
3,765,000	GBP, 1.00%, 01/31/2032	3,603,103
2,729,140	GBP, 3.50%, 01/22/2045	3,031,056
4,880,000	GBP, 1.25%, 07/31/2051	3,186,431
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES — 39.90% (Cost $212,817,999)		$176,458,099
MORTGAGE-BACKED SECURITIES
Non-Agency — 1.20%
289,993	Brass No 10 PLC(b)(h) Series 10A Class A1 0.67%, 04/16/2069	276,576
900,000	BXHPP Trust(b)(c) Series 2021-FILM Class B 5.22%, 08/15/2036 1-mo. LIBOR + 0.90%	817,488
425,000	CGDB Commercial Mortgage Trust(b)(c) Series 2019-MOB Class A 5.27%, 11/15/2036 1-mo. LIBOR + 0.95%	414,836
297,752	CHC Commercial Mortgage Trust(b)(c) Series 2019-CHC Class B 5.82%, 06/15/2034 1-mo. LIBOR + 1.50%	283,284
1,150,000	COMM Mortgage Trust(b) Series 2020-CX Class A 2.17%, 11/10/2046	891,934
478,552	HPLY Trust(b)(c) Series 2019-HIT Class A 5.32%, 11/15/2036 1-mo. LIBOR + 1.00%	466,505
270,000	Lanark Master Issuer PLC(b)(c) Series 2020-1A Class 2A GBP, 3.85%, 12/22/2069 1-day SONIA + 0.57%	326,491
Principal Amount(a)		Fair Value
Non-Agency — (continued)
577,998	New Residential Mortgage Loan Trust(b)(h) Series 2022-NQM1 Class A1 2.28%, 04/25/2061	$ 496,619
200,000	Paragon Mortgages No 25 PLC(c) Series 25 Class B GBP, 4.31%, 05/15/2050 1-day SONIA + 1.07%	240,629
461,158	Tower Bridge Funding PLC(c) Series 2021-2 Class A GBP, 4.05%, 11/20/2063 1-day SONIA + 0.78%	547,967
590,864	Wells Fargo Commercial Mortgage Trust(b)(c) Series 2021-SAVE Class A 5.47%, 02/15/2040 1-mo. LIBOR + 1.15%	552,075
		5,314,404
U.S. Government Agency — 16.95%
553,750	FARM Mortgage Trust(b)(h) Series 2021-1 Class A 2.18%, 01/25/2051	449,605
	Federal Home Loan Mortgage Corp
936,455	2.00%, 08/01/2051	768,972
4,093,213	2.00%, 04/01/2052	3,354,171
4,546,505	3.50%, 06/01/2052	4,131,812
4,344,705	4.00%, 06/01/2052	4,075,511
2,822,552	5.00%, 07/01/2052	2,783,518
160,065	Federal Home Loan Mortgage Corp Multifamily Structured Credit Risk(b)(c) Series 2021-MN1 Class M1 5.93%, 01/25/2051 1-mo. SOFR + 2.00%	149,795
	Federal Home Loan Mortgage Corp Multifamily Structured Pass Through Certificates
	Series KC02 Class A2
297,385	3.37%, 07/25/2025	287,248
	Series KL3W Class AFLW
406,866	4.59%, 08/25/2025(c) 1-mo. LIBOR + 0.45%	402,969
	Federal National Mortgage Association
3,005,000	2.50%, 08/01/2051	2,584,057
2,342,609	3.00%, 08/01/2051	2,096,774
2,270,375	2.00%, 11/01/2051	1,864,959
10,301,796	3.50%, 06/01/2052	9,362,183
4,613,329	4.00%, 06/01/2052	4,327,487
8,531,582	4.50%, 06/01/2052	8,212,790
3,690,936	5.00%, 07/01/2052	3,639,893
491,099	5.00%, 10/01/2052	484,307
8,000,000	Government National Mortgage Association 3.50%, TBA	7,348,922

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount(a)		Fair Value
U.S. Government Agency — (continued)
	Seasoned Credit Risk Transfer Trust
	Series 2017-4 Class M45T
158,323	4.50%, 06/25/2057	$ 154,296
	Series 2018-4 Class M55D
265,495	4.00%, 03/25/2058	254,034
	Series 2019-3 Class M55D
201,800	4.00%, 10/25/2058	191,805
	Series 2020-3 Class TTU
315,595	2.50%, 05/25/2060	290,597
	Seasoned Loans Structured Transaction Trust
	Series 2018-2 Class A1
292,628	3.50%, 11/25/2028	279,135
	Series 2019-1 Class A2
400,000	3.50%, 05/25/2029	366,883
	Series 2019-2 Class A1C
330,988	2.75%, 09/25/2029	304,394
	Series 2019-3 Class A2C
500,000	2.75%, 11/25/2029	433,328
	Uniform Mortgage-Backed Security(i)
5,700,000	2.00%, TBA	4,636,723
3,000,000	2.50%, TBA	2,539,543
10,500,000	3.00%, TBA	9,212,377
		74,988,088
TOTAL MORTGAGE-BACKED SECURITIES — 18.15% (Cost $84,465,126)		$ 80,302,492
U.S. TREASURY BONDS AND NOTES
	United States Treasury Note/Bond
2,300,000	1.38%, 02/15/2023(e)	2,292,129
4,650,000	3.00%, 06/30/2024	4,538,654
6,000,000	1.75%, 07/31/2024	5,739,141
2,000,000	1.50%, 09/30/2024	1,899,141
5,000,000	0.50%, 03/31/2025	4,592,187
2,166,800	2.13%, 05/15/2025	2,059,052
5,406,800	0.88%, 06/30/2026	4,834,862
2,900,000	2.25%, 11/15/2027	2,672,305
2,699,400	2.88%, 05/15/2028	2,547,032
6,725,000	2.88%, 08/15/2028	6,332,796
1,200,000	5.50%, 08/15/2028	1,283,719
5,240,300	1.88%, 02/15/2032	4,445,453
2,240,000	2.75%, 08/15/2032	2,039,800
800,000	4.13%, 11/15/2032	816,375
8,460,000	1.13%, 05/15/2040	5,294,770
6,050,000	1.88%, 02/15/2041	4,276,121
1,732,800	3.63%, 08/15/2043	1,592,958
3,339,100	3.38%, 11/15/2048	2,945,451
3,050,000	2.25%, 02/15/2052	2,120,941
TOTAL U.S. TREASURY BONDS AND NOTES — 14.09% (Cost $67,688,416)		$ 62,322,887
Principal Amount(a)		Fair Value
SHORT TERM INVESTMENTS
Repurchase Agreements — 3.56%
$ 16,592	Undivided interest of 0.11% in a repurchase agreement (principal amount/value $15,424,947 with a maturity value of $15,432,231) with HSBC Securities (USA) Inc, 4.25%, dated 12/31/22 to be repurchased at $16,592 on 1/3/23 collateralized by U.S. Treasury securities, 0.00% - 4.50%, 4/30/23 - 2/15/51, with a value of $15,733,446.(j)
		$ 16,592
5,236,364	Undivided interest of 4.79% in a repurchase agreement (principal amount/value $109,701,194 with a maturity value of $109,753,607) with RBC Capital Markets Corp, 4.30%, dated 12/31/22 to be repurchased at $5,236,364 on 1/3/23 collateralized by various U.S. Government Agency securities, 2.00% - 6.00%, 9/1/24 - 10/20/52, with a value of $111,895,218.(j)	5,236,364
5,236,365	Undivided interest of 4.82% in a repurchase agreement (principal amount/value $108,937,825 with a maturity value of $108,989,873) with Bank of America Securities Inc, 4.30%, dated 12/31/22 to be repurchased at $5,236,365 on 1/3/23 collateralized by Federal National Mortgage Association securities, 1.50% - 6.50%, 5/1/37 - 5/1/58, with a value of $111,116,581.(j)	5,236,365

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount(a)	Fair Value
Repurchase Agreements — (continued)
$ 5,236,364	Undivided interest of 75.65% in a repurchase agreement (principal amount/value $6,934,084 with a maturity value of $6,937,358) with Citigroup Global Markets Inc, 4.25%, dated 12/31/22 to be repurchased at $5,236,364 on 1/3/23 collateralized by U.S. Treasury securities, 0.00% - 4.50%, 4/11/23 - 10/31/29, with a value of $7,072,766.(j)
$ 5,236,364
TOTAL SHORT TERM INVESTMENTS — 3.56% (Cost $15,725,685)	$ 15,725,685
TOTAL INVESTMENTS — 102.73% (Cost $518,382,676)	$454,350,201
OTHER ASSETS & LIABILITIES, NET — (2.73)%	$ (12,059,667)
TOTAL NET ASSETS — 100.00%	$442,290,534
(a)	Amount is stated in U.S. dollars unless otherwise noted.
(b)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(c)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2022.
(d)	Security has no contractual maturity date and pays an indefinite stream of interest.
(e)	All or a portion of the security is on loan at December 31, 2022.
(f)	Principal amount is stated in 1,000 Brazilian Real Units.
(g)	Principal amount is stated in 100 Mexican Peso Units.
(h)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(i)	Single-class security backed by mortgage loans purchased by either Freddie Mac or Fannie Mae.
(j)	Collateral received for securities on loan.
LIBOR	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LP	Limited Partnership
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate is the secured interbank overnight interest rate and reference rate established as an alternative to LIBOR.
SONIA	Sterling Overnight Interbank Average Rate is the effective overnight interest rate paid by banks for unsecured transactions in the British sterling market.
TBA	To Be Announced
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2022
At December 31, 2022, the Fund held the following outstanding exchange traded futures contracts:
Description	Number of Contracts		Notional Amount	Expiration Date	Fair Value and Net Unrealized Appreciation/ (Depreciation)
Short
10 Year Euro Treasury Note Futures	14	EUR	1,782,200	March 2023	$ 63,996
Euro-Bobl Futures	154	EUR	17,825,500	March 2023	361,934
Euro-Bund Futures	224	EUR	29,776,320	March 2023	1,975,557
Euro-Buxl 30 Year Bond Futures	38	EUR	5,139,120	March 2023	1,069,425
Japan 10 Year Bond Futures	34	JPY	4,945,640,000	March 2023	668,385
Long Gilt Futures	2	GBP	199,800	March 2023	16,792
U.S. 10 Year Treasury Note Futures	43	USD	4,828,766	March 2023	117,310
U.S. 10 Year Treasury Ultra Futures	106	USD	12,537,813	March 2023	78,775
U.S. 5 Year Treasury Note Futures	138	USD	14,894,297	March 2023	175,824
U.S. Long Bond Futures	2	USD	250,688	March 2023	1,967
Long
10 Year Commonwealth Treasury Bond Futures	52	AUD	4,988,100	March 2023	(76,408)
Canadian 10 Year Bond Futures	18	CAD	2,205,900	March 2023	1,024
Euro-Bobl Futures	68	EUR	7,871,000	March 2023	(286,300)
Euro-BTP Futures	11	EUR	1,198,120	March 2023	(97,967)
Euro-Schatz Futures	91	EUR	9,593,220	March 2023	(127,712)
Long Gilt Futures	1	GBP	99,900	March 2023	(5,947)
U.S. 10 Year Treasury Note Futures	3	USD	336,891	March 2023	47
U.S. 10 Year Treasury Ultra Futures	29	USD	3,430,156	March 2023	(4,441)
U.S. 2 Year Treasury Note Futures	54	USD	11,074,219	March 2023	12,405
U.S. Long Bond Futures	40	USD	5,013,750	March 2023	594
U.S. Ultra Bond Futures	20	USD	2,686,250	March 2023	(35,351)
				Net Appreciation	$3,909,909
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2022
At December 31, 2022,the Fund held the following over-the-counter (OTC) forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
AZB	JPY	12,250,000	USD	91,890	January 19, 2023	$1,709
AZB	NZD	566,398	USD	318,787	January 19, 2023	40,953
BA	BRL	4,766,512	USD	888,115	February 02, 2023	7,373
BA	EUR	320,405	PLN	1,539,065	January 19, 2023	15
BA	EUR	12,724,354	USD	12,536,273	January 19, 2023	1,106,025
BA	JPY	623,479,950	USD	4,210,000	January 19, 2023	553,866
BA	SGD	743,586	USD	521,925	January 19, 2023	33,467
BA	THB	24,183,542	USD	704,033	January 19, 2023	(2,634)
BA	USD	680,186	CNY	4,922,844	January 19, 2023	(33,867)
BA	USD	740,000	GBP	657,933	January 19, 2023	(55,868)
BA	USD	4,320,000	JPY	628,389,360	January 19, 2023	(481,377)
BA	USD	8,073,009	MXN	164,085,521	January 19, 2023	(313,330)
BA	USD	385,081	PLN	1,917,800	January 19, 2023	(51,954)
BA	USD	811,477	THB	28,718,157	January 19, 2023	(21,440)
BA	USD	177,645	ZAR	3,235,000	January 19, 2023	(12,379)
BB	BRL	6,627,421	USD	1,261,885	February 02, 2023	(16,788)
BB	COP	940,251,000	USD	195,040	January 18, 2023	(1,871)
BB	EUR	1,200,000	USD	1,277,155	January 18, 2023	9,312
BB	EUR	2,500,000	USD	2,526,092	January 19, 2023	154,260
BB	GBP	2,800,000	EUR	3,203,588	January 19, 2023	(55,804)
BB	KRW	3,428,794,210	USD	2,389,837	January 19, 2023	329,988
BB	MYR	3,270,000	USD	741,160	January 18, 2023	3,306
BB	NZD	1,797,725	USD	1,148,000	January 18, 2023	(6,221)
BB	THB	7,420,000	USD	212,588	January 18, 2023	2,567
BB	THB	25,089,441	USD	679,839	January 19, 2023	47,834
BB	TWD	10,500,000	USD	342,768	January 18, 2023	(185)
BB	USD	315,000	CNY	2,197,023	January 18, 2023	(3,544)
BB	USD	18,647,498	EUR	17,548,542	January 18, 2023	(165,521)
BB	USD	3,370,000	GBP	2,825,997	January 19, 2023	(48,464)
BB	USD	224,736	KRW	288,817,000	January 18, 2023	(4,328)
BB	USD	89,179	SGD	121,351	January 18, 2023	(1,457)
BB	USD	876,026	THB	31,497,958	January 19, 2023	(37,514)
BB	USD	344,432	TWD	10,500,000	January 18, 2023	1,849
BB	USD	1,976,939	ZAR	34,828,471	January 18, 2023	(69,083)
BBH	EUR	2,100,000	USD	2,212,130	January 19, 2023	39,366
BBH	USD	937,756	EUR	900,000	January 19, 2023	(27,171)
BBH	USD	500,000	JPY	65,756,300	January 19, 2023	(2,429)
BNP	COP	901,130,163	USD	190,605	January 19, 2023	(5,511)
BNP	CSK	27,989,037	EUR	1,126,560	January 19, 2023	11,824
BNP	DKK	3,204,318	USD	426,091	January 19, 2023	35,967
BNP	GBP	2,616,267	USD	2,998,366	January 19, 2023	166,398
BNP	USD	340,000	CNY	2,367,217	January 19, 2023	(3,362)
CA	EUR	6,334,478	GBP	5,546,760	January 19, 2023	119,282
CA	USD	4,441,516	MXN	90,255,000	January 19, 2023	(171,377)
CGM	AUD	6,153,620	USD	4,118,990	January 18, 2023	74,228
CGM	BRL	750,653	USD	140,000	February 02, 2023	1,026
CGM	CHF	1,068,052	EUR	1,082,693	January 18, 2023	(2,464)
CGM	CHF	180,000	USD	194,123	January 18, 2023	994
CGM	CLP	86,382,401	USD	89,623	January 19, 2023	11,821
CGM	EUR	1,036,000	CSK	25,193,541	January 18, 2023	2,776
CGM	EUR	3,593,922	CSK	89,517,412	January 19, 2023	(49,981)
CGM	JPY	2,144,740,134	USD	15,595,281	January 18, 2023	789,914
CGM	PEN	436,242	USD	108,190	January 19, 2023	6,249
CGM	SEK	5,517,968	USD	532,758	January 18, 2023	(3,287)
CGM	THB	29,421,240	USD	845,681	January 19, 2023	7,628
CGM	USD	226,000	AUD	333,720	January 18, 2023	(1,405)
CGM	USD	770,278	BRL	4,130,000	January 18, 2023	(8,277)
CGM	USD	742,403	CNY	5,403,174	January 19, 2023	(41,321)
CGM	USD	196,222	KRW	253,740,000	January 18, 2023	(5,022)
CGM	USD	6,222,686	MXN	123,922,000	January 19, 2023	(110,913)
CGM	USD	1,241,081	NZD	1,961,117	January 18, 2023	(4,472)
CGM	USD	308,523	THB	10,943,325	January 19, 2023	(8,868)
CGM	USD	382,822	ZAR	6,667,464	January 19, 2023	(8,824)
GS	CAD	1,336,797	USD	979,287	January 18, 2023	8,194
GS	CNY	93,577,504	USD	13,434,070	January 18, 2023	133,627
GS	CSK	25,314,104	EUR	1,040,032	January 18, 2023	(3,406)
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2022
At December 31, 2022,the Fund held the following over-the-counter (OTC) forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
GS	CSK	12,420,671	EUR	500,531	January 19, 2023	$4,315
GS	HUF	58,034,303	USD	149,565	January 18, 2023	5,050
GS	ILS	1,120,000	USD	324,943	January 18, 2023	(6,080)
GS	PEN	450,000	USD	116,402	January 18, 2023	1,669
GS	TWD	16,701,000	USD	546,141	January 18, 2023	(1,239)
GS	USD	360,000	EUR	338,457	January 18, 2023	(2,845)
GS	USD	941,541	GBP	850,000	January 19, 2023	(86,661)
GS	USD	4,804,723	MXN	95,363,905	January 18, 2023	(70,276)
GS	USD	814,111	MYR	3,600,000	January 18, 2023	(5,485)
HSB	AUD	508,000	NZD	537,206	January 18, 2023	5,393
HSB	CLP	91,620,000	USD	104,529	January 18, 2023	3,086
HSB	CNY	14,596,113	USD	2,061,656	January 19, 2023	55,493
HSB	CSK	12,172,032	EUR	490,929	January 19, 2023	4,197
HSB	CSK	6,521,366	USD	284,643	January 18, 2023	3,020
HSB	EUR	529,595	PLN	2,545,498	January 19, 2023	(8)
HSB	EUR	781,309	USD	831,000	January 18, 2023	6,607
HSB	GBP	186,936	USD	225,000	January 18, 2023	1,120
HSB	KRW	747,866,000	USD	581,952	January 18, 2023	11,189
HSB	THB	66,611,864	USD	1,835,224	January 19, 2023	96,730
HSB	TWD	16,702,000	USD	546,889	January 18, 2023	(1,955)
HSB	USD	283,000	CNY	1,969,893	January 18, 2023	(2,613)
HSB	USD	1,419,814	CNY	10,272,215	January 19, 2023	(70,158)
HSB	USD	3,181,529	EUR	3,000,000	January 18, 2023	(34,639)
HSB	USD	447,266	INR	37,009,000	January 18, 2023	364
HSB	USD	1,253,974	THB	45,049,011	January 19, 2023	(52,589)
HSB	USD	1,091,780	TWD	33,403,000	January 18, 2023	1,943
JPM	CHF	523,312	EUR	530,000	January 18, 2023	1,113
JPM	CNY	134,073,832	USD	18,680,000	January 19, 2023	767,252
JPM	CSK	12,219,615	EUR	503,000	January 18, 2023	(1,868)
JPM	DKK	969,823	USD	138,645	January 18, 2023	1,190
JPM	EUR	537,000	CHF	527,893	January 18, 2023	3,305
JPM	GBP	328,215	USD	399,903	January 18, 2023	(2,890)
JPM	IDR	4,448,269,000	USD	283,962	January 18, 2023	2,540
JPM	INR	37,009,000	USD	446,228	January 18, 2023	674
JPM	NOK	2,465,577	USD	249,498	January 18, 2023	2,380
JPM	NOK	2,248,722	USD	213,778	January 19, 2023	15,956
JPM	PLN	1,657,674	USD	372,423	January 18, 2023	5,363
JPM	RON	710,000	USD	152,527	January 18, 2023	1,127
JPM	USD	1,483,000	AUD	2,207,348	January 18, 2023	(21,137)
JPM	USD	225,000	GBP	185,499	January 18, 2023	618
JPM	USD	1,103,000	JPY	146,980,668	January 18, 2023	(19,890)
JPM	USD	870,000	JPY	114,182,785	January 19, 2023	(2,444)
JPM	USD	1,071,375	KRW	1,401,452,000	January 18, 2023	(40,131)
JPM	USD	1,148,000	NZD	1,798,338	January 18, 2023	5,831
MS	AUD	3,682,500	USD	2,384,295	January 19, 2023	125,156
MS	CAD	776,598	USD	563,017	January 19, 2023	10,655
MS	CHF	1,051,360	USD	1,066,223	January 19, 2023	73,573
MS	CNY	2,704,194	USD	380,000	January 19, 2023	12,240
MS	CSK	21,180,292	EUR	853,431	January 19, 2023	8,899
MS	CSK	8,945,466	USD	352,149	January 19, 2023	42,377
MS	EUR	3,330,213	PLN	16,497,735	January 19, 2023	(93,963)
MS	EUR	4,100,000	USD	4,300,344	January 19, 2023	95,433
MS	HUF	1,365,322,303	EUR	3,137,940	January 19, 2023	97,719
MS	MXN	9,900,000	USD	498,014	January 19, 2023	7,970
MS	NOK	1,995,425	EUR	190,000	January 19, 2023	(1,776)
MS	PLN	2,118,356	USD	419,173	January 19, 2023	63,565
MS	THB	21,524,818	USD	566,054	January 19, 2023	58,234
MS	USD	90,000	GBP	78,090	January 19, 2023	(4,462)
MS	USD	358,296	IDR	5,550,114,119	January 19, 2023	776
MS	USD	720,000	MXN	14,141,863	January 19, 2023	(2,784)
MS	USD	172,000	PLN	830,127	January 19, 2023	(17,172)
MS	USD	4,521,865	ZAR	82,963,938	January 19, 2023	(351,434)
RBS	JPY	534,920,265	USD	3,640,278	January 19, 2023	446,924
RBS	THB	54,948,533	USD	1,522,725	January 19, 2023	70,956
RBS	USD	35,088,360	EUR	35,418,603	January 19, 2023	(2,885,365)
SAH	THB	53,212,175	USD	1,545,967	January 19, 2023	(2,646)
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2022
At December 31, 2022,the Fund held the following over-the-counter (OTC) forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
SEB	EUR	2,280,000	NOK	23,827,166	January 19, 2023	$4,314
SEB	NOK	56,635,452	EUR	5,414,199	January 19, 2023	(51,899)
SEB	SEK	3,788,447	USD	341,065	January 19, 2023	22,476
SG	JPY	43,691,289	USD	300,000	January 19, 2023	33,835
SG	USD	280,000	KRW	395,494,400	January 19, 2023	(33,718)
SSB	GBP	750,000	USD	886,797	January 19, 2023	20,439
SSB	USD	780,000	EUR	733,274	January 19, 2023	(6,173)
TD	ILS	1,294,691	USD	369,450	January 19, 2023	(838)
TD	USD	2,649,278	MXN	52,373,000	January 19, 2023	(27,483)
UBS	CNY	15,545,369	USD	2,198,344	January 19, 2023	56,494
UBS	CSK	9,156,634	EUR	368,550	January 19, 2023	3,853
UBS	EUR	2,130,000	CHF	2,099,743	January 19, 2023	(4,747)
UBS	EUR	220,000	GBP	189,408	January 19, 2023	6,418
UBS	EUR	1,334,942	USD	1,330,000	January 19, 2023	101,246
UBS	HUF	132,000,000	USD	304,506	January 19, 2023	47,051
UBS	RON	813,212	USD	158,309	January 19, 2023	17,673
UBS	SEK	5,988,693	USD	532,598	January 19, 2023	42,080
UBS	THB	20,914,099	USD	566,532	January 19, 2023	40,043
UBS	USD	1,347,597	CNY	9,802,149	January 19, 2023	(74,194)
UBS	USD	1,189,196	GBP	1,000,000	January 19, 2023	(20,453)
UBS	USD	14,775,977	JPY	2,166,073,956	January 19, 2023	(1,774,492)
					Net Depreciation	$(1,398,484)
At December 31, 2022, the Fund held the following outstanding centrally cleared credit default swaps:
Reference Obligation	Notional Amount(c)	Value	Upfront Payments/ (Receipts)	Fixed Deal Pay/Receive Rate	Maturity Date	Net Unrealized Appreciation/ (Depreciation)	Implied Credit Spread(d)	Payment Frequency
Buy Credit Protection
iTraxx Europe Crossover Series 38 Version 1 Index	$17,450,000	$(180,707)	$(150,905)	5.00%	December 20, 2027	$(29,803)	4.75%	Quarterly
iTraxx Europe Series 38 Version 1 Index	48,250,000	140,229	155,681	1.00%	December 20, 2027	(15,450)	0.91%	Quarterly
CDX.EM.38 Version 1 Index(a)	2,750,000	160,871	161,319	1.00%	December 20, 2027	(448)	2.39%	Quarterly
iTraxx Europe Senior Financials Series 38 Version 1 Index	18,500,000	(2,218)	7,562	1.00%	December 20, 2027	(9,780)	1.00%	Quarterly
CDX.NA.IG.39 Index(b)	42,900,000	(354,418)	(367,869)	1.00%	December 20, 2027	13,451	0.81%	Quarterly
					Net Depreciation	$(42,030)
(a) Based on an index of Emerging Market bonds that trade in the credit default swap market.
(b) Based on an index of North American bonds with investment grade credit ratings that trade in the credit default swap market.
(c) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(d) Implied credit spreads, represented in absolute terms, are utilized in determining the value of credit default swap agreements on sovereign issues of an emerging country as of period end, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2022
At December 31, 2022, the Fund held the following outstanding centrally cleared interest rate swaps:
Rate Received by the Fund	Rate Paid by the Fund		Notional Amount	Maturity Date	Net Unreailzed Appreciation/ (Depreciation)	Payment Frequency
11.40%	1-day BR4CDI	USD	7,692,856	January 4, 2027	$ 64,013	Daily
11.33%	1-day BR4CDI	USD	7,600,171	January 4, 2027	(66,785)	Daily
12.73%	1-day BR4CDI	USD	6,191,359	January 4, 2027	9,173	Daily
12.93%	1-day BR4CDI	USD	4,515,614	January 4, 2027	13,417	Daily
13.47%	1-day BR4CDI	USD	3,197,070	January 4, 2027	22,015	Daily
13.29%	1-day BR4CDI	USD	6,796,899	January 4, 2027	37,747	Daily
13.51%	1-day BR4CDI	USD	6,362,434	January 4, 2027	45,420	Daily
13.41%	1-day BR4CDI	USD	13,401,120	January 4, 2027	85,955	Daily
2.54%	7-day CNRR	USD	160,260,000	January 19, 2028	(273,777)	Quarterly
2.71%	7-day CNRR	USD	66,763,081	January 19, 2028	(39,954)	Quarterly
2.62%	7-day CNRR	USD	17,360,156	January 19, 2028	(20,811)	Quarterly
6-mo. EURIBOR	3.27%	EUR	4,800,000	January 19, 2028	(11,792)	Semi Annual
3.65%	3-mo. TELBOR	ILS	1,800,000	January 19, 2028	(519)	Quarterly
PLN-WIBOR-WIBO	6.14%	PLN	2,602,757	January 19, 2028	411	Semi Annual
PLN-WIBOR-WIBO	6.12%	PLN	7,497,243	January 19, 2028	2,951	Semi Annual
PLN-WIBOR-WIBO	6.04%	PLN	12,300,000	January 19, 2028	14,126	Semi Annual
PLN-WIBOR-WIBO	5.64%	PLN	5,495,817	January 19, 2028	27,089	Semi Annual
PLN-WIBOR-WIBO	5.58%	PLN	6,004,183	January 19, 2028	33,338	Semi Annual
4.16%	KRW-CD-KSDA	USD	3,300,000,000	January 19, 2028	70,426	Quarterly
28-day MXTIIE	9.17%	MXN	86,830,317	January 6, 2033	(122,553)	Monthly
28-day MXTIIE	9.34%	MXN	45,169,683	January 6, 2033	(89,821)	Monthly
3.43%	6mo. EURIBOR	EUR	5,046,417	January 19, 2033	113,179	Semi Annual
3.96%	KRW-CD-KSDA	USD	3,722,200,000	January 19, 2033	120,816	Quarterly
				Net Appreciation	$ 34,064
At December 31, 2022, the Fund held the following OTC written swaptions:
Description	Counterparty	Rate Received by the Fund	Rate Paid by the Fund	Expiration Date	Notional Amount	Premium (Received)/Paid	Fair Value
Credit Default Put Swaption, exercise price $0.90	CIB	CDX.NA.IG.39	0.90%	January 18, 2023	48,000,000	$(52,800)	$(342)
Credit Default Put Swaption, exercise price EUR 1.03	CIB	iTraxx Europe Series 37	1.03%	January 18, 2023	43,200,000	(54,621)	(314)
Credit Default Put Swaption, exercise price EUR 0.85	CIB	iTraxx Europe Series 37	0.85%	January 18, 2023	22,100,000	(65,657)	(868)
Credit Default Call Swaption, exercise price EUR 0.85	CIB	0.85%	iTraxx Europe Series 37	January 18, 2023	22,100,000	(50,933)	(173)
Credit Default Put Swaption, exercise price EUR 0.90	CIB	iTraxx Europe Series 37	0.90%	February 15, 2023	21,700,000	(93,060)	(938)
Credit Default Call Swaption, exercise price EUR 0.90	CIB	0.90%	iTraxx Europe Series 37	February 15, 2023	21,700,000	(73,092)	(612)
						$(390,163)	$(3,247)
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2022
At December 31, 2022, the Fund held the following OTC purchased swaptions:
Description	Counterparty	Rate Received by the Fund	Rate Paid by the Fund	Expiration Date	Notional Amount	Premium (Received)/Paid	Fair Value
Credit Default Call Swaption, exercise price $0.80	CIB	0.80%	CDX.NA.IG.39	January 18, 2023	24,000,000	$60,000	$510
Credit Default Call Swaption, exercise price EUR 0.93	CIB	0.93%	iTraxx Europe Series 37	January 18, 2023	21,600,000	55,987	418
						$115,987	$928
Abbreviations:
AZB	Australia New Zealand Bank
BA	Bank of America Corp
BB	Barclays Bank PLC
BBH	Brown Brothers Harriman
BNP	BNP Paribas Securities Corp
BR4CDI	Brazil Cetip Interbank Deposit
CA	Credit Agricole
CGM	Citigroup Global Markets
CIB	Citibank
CNRR	China Fixing Repo Rate
EURIBOR	Euro Interbank Offered Rate is the interest rate published by European Money Markets Institute, that banks offer to lend interest rate published by European Money Markets Institute, that banks offer to lend unsecured funds to other banks.
GS	Goldman Sachs
HSB	HSBC Bank USA
JPM	JP Morgan Chase & Co
KRW-CD-KSDA	South Korea Interbank Offered Rate
MXTIIE	Mexico Interest Rate is the 28 Day InterBank Interest Rate.
MS	Morgan Stanley & Co LLC
PLN-WIBOR-WIBO	Warsaw Interbank Offered Rate is the rate for a Reset Date for deposits in the Polish Zloty for a period of the Designated Maturity.
RBS	Royal Bank of Scotland
SAH	Standard Chartered Bank
SEB	Skandinaviska Enskilda Banken AB
SG	Societe General SA
SSB	State Street Bank
TD	Toronto Dominion Bank
TELBOR	Bank of Israel Interest Rate Fixings is the interest rate on inter-bank loans
UBS	UBS AG
Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
CSK	Czechoslovak koruna
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2022
DKK	Danish Krone
EUR	Euro Dollar
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian Leu
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TWD	Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand
Summary of Investments by Country as of December 31, 2022.
Country	Fair Value	Percentage of Fund Investments
United States	$203,131,013	44.71%
Japan	54,330,703	11.96
Mexico	32,983,408	7.26
Germany	18,659,696	4.11
France	15,305,075	3.37
United Kingdom	14,771,112	3.25
Canada	11,496,178	2.53
Netherlands	9,852,174	2.17
Romania	9,809,650	2.16
Italy	9,541,940	2.10
Spain	7,741,550	1.70
Belgium	7,301,740	1.61
South Africa	7,086,508	1.56
Switzerland	6,856,329	1.51
China	6,324,855	1.39
Ireland	5,711,040	1.26
Cayman Islands	3,714,352	0.82
Egypt	3,303,280	0.73
South Korea	3,129,296	0.69
Togo	2,957,583	0.65
Austria	2,210,271	0.48
New Zealand	2,031,473	0.45
Indonesia	1,903,843	0.42
Luxembourg	1,826,616	0.40
Iceland	1,678,772	0.37
Australia	1,359,016	0.30
Sweden	1,329,590	0.29
Norway	925,919	0.20
Malaysia	802,725	0.18
Bermuda	770,496	0.17
Brazil	761,062	0.17
Philippines	746,240	0.16
Finland	720,216	0.16
Nigeria	692,147	0.15
Singapore	586,352	0.13
Thailand	503,639	0.11
Poland	484,051	0.10
Portugal	455,323	0.10
Denmark	278,068	0.06
Slovenia	276,900	0.06
Total	$454,350,201	100.00%
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2022
Empower Global Bond Fund
ASSETS:
Investments in securities, fair value (including $14,901,127 of securities on loan)(a)	$438,624,516
Repurchase agreements, fair value(b)	15,725,685
Cash	5,288,298
Cash denominated in foreign currencies, fair value(c)	2,890,873
Cash pledged on futures contracts	3,966,824
Cash pledged on forward foreign currency contracts	6,340,000
Cash pledged on centrally cleared swaps	7,002,405
Interest receivable	4,096,220
Subscriptions receivable	196,125
Variation margin on futures contracts	425,456
Purchased swaptions, fair value (premiums paid $115,987)	928
Unrealized appreciation on forward foreign currency contracts	6,219,742
Total Assets	490,777,072
LIABILITIES:
Payable for TBA investments purchased	24,073,973
Payable for director fees	8,131
Payable for other accrued fees	148,311
Payable for shareholder services fees	6,225
Payable to investment adviser	201,417
Payable upon return of securities loaned	15,725,685
Redemptions payable	609,279
Unrealized depreciation on forward foreign currency contracts	7,618,226
Variation margin on centrally cleared swaps	92,044
Written swaptions, fair value (premiums received $(390,163)	3,247
Total Liabilities	48,486,538
NET ASSETS	$442,290,534
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$6,011,736
Paid-in capital in excess of par	529,114,444
Undistributed/accumulated deficit	(92,835,646)
NET ASSETS	$442,290,534
NET ASSETS BY CLASS
Investor Class	$20,801,239
Institutional Class	$421,489,295
CAPITAL STOCK:
Authorized
Investor Class	35,000,000
Institutional Class	280,000,000
Issued and Outstanding
Investor Class	3,131,451
Institutional Class	56,985,912
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$6.64
Institutional Class	$7.40
(a) Cost of investments	$502,656,991
(b) Cost of repurchase agreements	$15,725,685
(c) Cost of cash denominated in foreign currencies	$2,928,368
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2022
Empower Global Bond Fund
INVESTMENT INCOME:
Interest	$11,854,436
Income from securities lending	5,957
Foreign withholding tax	(55,790)
Total Income	11,804,603
EXPENSES:
Management fees	2,711,662
Shareholder services fees – Investor Class	78,592
Audit and tax fees	76,554
Custodian fees	180,653
Directors fees	34,044
Legal fees	10,169
Pricing fees	56,735
Registration fees	35,234
Shareholder report fees	25
Transfer agent fees	8,419
Other fees	19,225
Total Expenses	3,211,312
Less amount waived by investment adviser	44,245
Net Expenses	3,167,067
NET INVESTMENT INCOME	8,637,536
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments and foreign currency transactions	(55,488,633)
Net realized gain on credit default swaps	2,875,708
Net realized gain on interest rate swaps	5,009,046
Net realized gain on futures contracts	10,207,428
Net realized loss on purchased options	(723,831)
Net realized loss on purchased swaptions	(182,850)
Net realized gain on written options	1,145,436
Net realized gain on written swaptions	392,310
Net realized gain on forward foreign currency contracts	703,129
Net Realized Loss	(36,062,257)
Net change in unrealized depreciation on investments and foreign currency translations	(51,738,399)
Net change in unrealized appreciation on credit default swaps	41,750
Net change in unrealized appreciation on interest rate swaps	166,988
Net change in unrealized appreciation on futures contracts	3,220,105
Net change in unrealized depreciation on forward foreign currency contracts	(2,374,719)
Net change in unrealized depreciation on purchased swaptions	(115,059)
Net change in unrealized depreciation on written swaptions	386,916
Net Change in Unrealized Depreciation	(50,412,418)
Net Realized and Unrealized Loss	(86,474,675)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(77,837,139)
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2022 and December 31, 2021
Empower Global Bond Fund	2022	2021
OPERATIONS:
Net investment income	$8,637,536	$3,735,231
Net realized loss	(36,062,257)	(4,746,004)
Net change in unrealized depreciation	(50,412,418)	(30,836,183)
Net Decrease in Net Assets Resulting from Operations	(77,837,139)	(31,846,956)
DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital
Investor Class	(99,757)	-
Institutional Class	(2,013,739)	-
From return of capital	(2,113,496)	0
From net investment income and net realized gains
Investor Class	(177,731)	(19,573)
Institutional Class	(3,454,108)	(961,735)
From net investment income and net realized gains	(3,631,839)	(981,308)
Total Distributions	(5,745,335)	(981,308)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	4,550,233	8,491,161
Institutional Class	60,924,888	140,818,162
Shares issued in reinvestment of distributions
Investor Class	277,488	19,573
Institutional Class	5,467,847	961,735
Shares redeemed
Investor Class	(5,725,673)	(10,212,157)
Institutional Class	(79,185,203)	(57,066,053)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(13,690,420)	83,012,421
Total Increase (Decrease) in Net Assets	(97,272,894)	50,184,157
NET ASSETS:
Beginning of year	539,563,428	489,379,271
End of year	$442,290,534	$539,563,428
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	648,293	1,045,029
Institutional Class	7,807,240	15,719,487
Shares issued in reinvestment of distributions
Investor Class	41,880	2,425
Institutional Class	742,137	107,697
Shares redeemed
Investor Class	(828,111)	(1,258,211)
Institutional Class	(10,303,401)	(6,398,504)
Net Increase (Decrease)	(1,891,962)	9,217,923
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2022	$7.88	0.10	(1.26)	(1.16)	(0.03)	(0.02)	(0.03)	(0.08)	$6.64	(14.65%)
12/31/2021	$8.43	0.03	(0.57)	(0.54)	-	(0.01)	-	(0.01)	$7.88	(6.46%)
12/31/2020	$8.09	0.10	0.33	0.43	(0.02)	(0.07)	-	(0.09)	$8.43	5.33%
12/31/2019	$8.07	0.20	0.13	0.33	-	(0.31)	-	(0.31)	$8.09	4.07%
12/31/2018	$8.34	0.30	(0.32)	(0.02)	-	(0.22)	(0.03)	(0.25)	$8.07	(0.27%)
Institutional Class
12/31/2022	$8.75	0.14	(1.40)	(1.26)	(0.03)	(0.03)	(0.03)	(0.09)	$7.40	(14.35%)
12/31/2021	$9.33	0.07	(0.63)	(0.56)	-	(0.02)	-	(0.02)	$8.75	(6.03%)
12/31/2020	$8.95	0.16	0.35	0.51	(0.02)	(0.11)	-	(0.13)	$9.33	5.72%
12/31/2019	$8.91	0.25	0.14	0.39	-	(0.35)	-	(0.35)	$8.95	4.39%
12/31/2018	$9.20	0.35	(0.35)	0.00	-	(0.26)	(0.03)	(0.29)	$8.91	0.06%
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)(e)
Supplemental Data and Ratios
Investor Class
12/31/2022	$ 20,801	1.13%	1.00%	1.48%	176%
12/31/2021	$ 25,775	1.09%	1.01%	0.32%	184%
12/31/2020	$ 29,333	1.10%	1.01%	1.25%	104%
12/31/2019	$ 38,388	1.07%	1.01%	2.46%	73%
12/31/2018	$ 41,754	1.12%	1.01%	3.60%	123%
Institutional Class
12/31/2022	$421,489	0.65%	0.65%	1.83%	176%
12/31/2021	$513,789	0.64%	0.64%	0.74%	184%
12/31/2020	$460,046	0.66%	0.66%	1.76%	104%
12/31/2019	$470,867	0.65%	0.65%	2.79%	73%
12/31/2018	$409,355	0.70%	0.66%	3.80%	123%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
(e)	Portfolio turnover includes purchases and sales from mortgage dollar roll transactions which occurred during the period, if any. Excluding these transactions, the portfolio turnover would have been 96% and 138% for the years ended December 31, 2022 and December 31, 2021, respectively.
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER GLOBAL BOND FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Empower Funds, Inc. (Empower Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Empower Funds presently consists of forty-five funds. Interests in the Empower Global Bond Fund (the Fund) are included herein. The investment objective of the Fund is to seek current income with capital appreciation and growth of income. The Fund is non-diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Empower Funds.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Empower Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Empower Capital Management, LLC (ECM or the Adviser), to complete valuation determinations under those policies and procedures. Effective September 8, 2022, pursuant to Rule 2a-5 under the 1940 Act, the Board of Directors approved the Adviser as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s investments, subject to oversight by the Board of Directors.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Fixed income investments are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.

Annual Report - December 31, 2022

Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Asset-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, and monthly payment information.
Corporate Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Foreign Government Bonds and Notes	Benchmark yields, executed trades, broker/dealer quotes, credit information, collateral attributes, issuer spreads, benchmark securities, treasury/swap maturity curves, issuer spread curves, evaluated bids, market corroborated inputs, offers and reference data including market research publications.
Mortgage-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, TBA prices, monthly payment information and third party real estate analysis.
U.S. Treasury Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.
Purchased and Written Swaptions	Cash rates, futures and swap rates, FX spot and forward curve, FX volatilities, interest rates, net present value of cash flows.
Short Term Investments	Maturity date, credit quality and interest rates.
Futures Contracts	Exchange traded close price.
Forward Foreign Currency Contracts	Foreign currency spot and forward rates.
Credit Default Swaps	Reported trades, credit spreads and curves, recovery rates, restructuring types and net present value of cashflows.
Interest Rate Swaps	Interest rate curves, LIBOR curves, reported trades and swap curves.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.

Annual Report - December 31, 2022

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2022, all of the Fund’s investments are valued using Level 2 inputs, except for Futures Contracts, which are valued using Level 1 inputs. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments.
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
To Be Announced Transactions
The Fund may invest in securities known as To Be Announced (TBA) securities. TBAs are Federal National Mortgage Association, Federal Home Loan Mortgage Corporation or Government National Mortgage Association issued mortgage backed securities for forward settlement, in which the buyer and seller decide on trade parameters, but the exact pools are unknown until two days before settlement date. The transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. TBA transactions generally settle monthly on a specified date. TBAs are included in Investments in securities, fair value on the Statement of Assets and Liabilities.
Dollar Rolls
The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase TBA mortgage-backed securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.

Annual Report - December 31, 2022

Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	2022	2021
Ordinary income	$1,581,668	$-
Long-term capital gain	2,050,171	981,308
Return of capital	2,113,496	-
	$5,745,335	$981,308
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, market discount adjustments, and foreign currency reclassifications.
Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the Fund has reclassified $2,113,496 from Paid-in capital to Undistributed/accumulated earnings for December 31, 2022. Net assets of the Fund were unaffected by the reclassifications.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$—
Undistributed long-term capital gains	—
Capital loss carryforwards	(28,795,458)
Post-October losses	—
Net unrealized depreciation	(64,040,188)
Tax composition of capital	$(92,835,646)
At December 31, 2022, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the year ended December 31, 2022, the Fund did not utilize any capital loss carryforwards. Details of the capital loss carryforwards as of December 31, 2022, were as follows:
No Expiration	$(28,795,458)
Total	(28,795,458)

Annual Report - December 31, 2022

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2022 were as follows:
Federal tax cost of investments	$521,135,914
Gross unrealized appreciation on investments	16,006,885
Gross unrealized depreciation on investments	(80,047,073)
Net unrealized depreciation on investments	$(64,040,188)
2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including credit default swaps, interest rate swaps, futures contracts, forward foreign currency contracts, purchased options, written options, purchased swaptions and written swaptions. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Credit Risk - The risk that an issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Interest Rate Risk - The risk that market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund is subject to enforceable master netting agreements, or netting arrangements, with certain counterparties. These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements, if any, at pre-arranged exposure levels. Collateral or margin requirements, if any, are set by the broker or exchange clearing house for exchanged traded derivatives while collateral terms are contract specific for OTC traded derivatives.
Derivative counterparty credit risk is managed through an evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives excluding swaptions, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, if any, events of default, or early termination. OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.
For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.
Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged on and cash received on, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on

Annual Report - December 31, 2022

the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
Options and Swaptions
The Fund may buy and sell put and call options, or write put and call options to increase, decrease, or change the level or types of exposure to market risk factors. When an option is purchased, the Fund is entitled to buy and sell a specified number of shares or units of a particular security, currency, or index at a specified price at a specified date or within a specified period of time. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price. Options can be an over-the-counter transaction or maybe executed on a registered exchange and cleared through a clearing-house associated with the exchange. The use of options may involve risks such as the Fund paying a premium without the option being exercised, or that the clearinghouse will fail to perform its obligations. The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.
Purchased options, if any, are reported in the Schedule of Investments. Written options, if any, are disclosed in a table following the Schedule of Investments. Upon purchasing a put or call option for a premium, the premium paid is recorded as an investment and its value is marked-to-market daily. When the Fund writes an option, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the option written. When options expire, exercised or closed, the realized gain or loss is included on the Statement of Operations. The Fund held an average market value of $9,633,698 and $(9,992,249) in purchased options and written options, respectively, for the reporting period.
Purchased and written swaptions, if any, are disclosed in a table following the Schedule of Investments. Upon purchasing a put or call swaption for a premium, the premium paid is recorded as an investment and its value is marked-to-market daily. When the Fund writes an swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the option written. When swaptions expire, exercised or closed, the realized gain or loss is included on the Statement of Operations. The Fund held an average market value of $11,530,769 and $(56,538,462) in purchased swaptions and written swaptions, respectively, for the reporting period.
Futures Contracts
The Fund uses futures contracts to capitalize on expected changes in the shape of the yield curve and to control overall interest rate exposure. A futures contract is an agreement between two parties to buy or sell a specified underlying investment for a fixed price at a specified future date. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that comprise the index, or that the clearinghouse will fail to perform its obligations.
Futures contracts are reported in a table following the Schedule of Investments. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. This is recorded as variation margin on futures contracts on the Statement of Assets and Liabilities. When the Fund enters into a closing transaction, it will realize, for book

Annual Report - December 31, 2022

purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed, and is reflected in net realized gain or loss on the Statement of Operations. The Fund held an average of 408 long futures contracts and an average of 751 short futures contracts for the reporting period.
Forward Foreign Currency Contracts
The Fund enters into OTC forward foreign currency contracts (forward contracts) primarily to capture potential returns from changes in currency exchange rates or to reduce the risk of undesired currency exposure. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.
Forward contracts are reported in a table following the Schedule of Investments. The unrealized appreciation or depreciation is reported on the Statement of Assets and Liabilities and on the Statement of Operations within the net change in unrealized appreciation or depreciation. Upon the closing of such contract the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars is recorded as net realized gain or loss on the Statement of Operations. The Fund held an average foreign currency contracts notional amount of $296,108,140 in forward contracts for the reporting period.
Credit Default Swaps
The Fund enters into credit default swap contracts to gain exposure on individual names and/or baskets of securities. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the number of defaults event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed on a registered exchange (centrally cleared credit default swaps).
Credit default swaps, if any, are reported in a table following the Schedule of Investments. For centrally cleared credit default swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the centrally cleared credit default swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Any upfront premiums paid or received upon entering into a swap are capitalized and amortized to income ratably over the term of the swap. Upfront premiums are disclosed as upfront premiums paid/received in a table following the Schedule of Investments. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within variation margin on the Statement of Assets and Liabilities. Upon the termination of swap contracts, the net gain or loss is recorded as net realized gain or loss on credit default swaps on the Statement of Operations.
Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. The Fund held an average notional amount of $100,991,869 in credit default swaps for the reporting period.
Interest Rate Swaps
The Fund enters into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the London Interbank Offered Rate (LIBOR), prime rate, commercial paper rate, or other benchmarks). Each party’s payment obligation under an interest rate swap is determined by reference to a specified notional amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps).

Annual Report - December 31, 2022

For centrally cleared interest rate swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the centrally cleared interest rate swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as realized gain or loss on the Statement of Operations.
The Fund has entered into interest rate swaps in which it either pays or receives a fixed interest rate and pays or receives a floating interest rate. Barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap. The Fund held an average notional amount of $10,259,839,578 in interest rate swaps for the reporting period. Interest rate swaps are reported on a table following the Schedule of Investments.
Derivative Financial Instruments Categorized by Risk Exposure
Valuation of derivative investments as of December 31, 2022 is as follows:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts (swaps)	Net unrealized appreciation on credit default swaps	$ 13,451(a)	Net unrealized depreciation on credit default swaps	$(55,481)(a)
Interest rate contracts (swaps)	Net unrealized appreciation on interest rate swaps	$ 660,076(a)	Net unrealized depreciation on interest rate swaps	$(626,012)(a)
Interest rate contracts (futures contracts)	Net unrealized appreciation on futures contracts	$4,544,035 (a)	Net unrealized depreciation on futures contracts	$(634,126)(a)
Foreign exchange contracts (forwards)	Unrealized appreciation on forward foreign currency contracts	$ 6,219,742	Unrealized depreciation on forward foreign currency contracts	$(7,618,226)
Credit contracts (purchased swaptions)	Purchased swaptions at fair value	$ 928
Credit contracts (written swaptions)			Written swaptions at fair value	$ (3,247)
(a)Includes cumulative appreciation (depreciation) of credit contracts and interest rate contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Annual Report - December 31, 2022

The effect of derivative investments for the year ended December 31, 2022 is as follows:
	Realized Gain or (Loss)		Change in Unrealized Appreciation or (Depreciation)
Risk Exposure	Statement of Operations Location		Statement of Operations Location
Interest rate contracts (futures contracts)	Net realized gain on futures contracts	$ 10,207,428	Net change in unrealized appreciation on futures contracts	$ 3,220,105
Credit contracts (swaps)	Net realized gain on credit default swaps	$ 2,875,708	Net change in unrealized appreciation on credit default swaps	$41,750
Interest rate contracts (swaps)	Net realized gain on interest rate swaps	$ 5,009,046	Net change in unrealized appreciation on interest rate swaps	$166,988
Foreign exchange contracts (forwards)	Net realized gain on forward foreign currency contracts	$ 703,129	Net change in unrealized depreciation on forward foreign currency contracts	$(2,374,719)
Foreign exchange contracts (purchased options)	Net realized loss on foreign currency purchased options	$ (187,671)
Foreign exchange contracts (written options)	Net realized gain on foreign currency written options	$ 170,484
Interest rate contracts (purchased options)	Net realized loss on purchased options	$ (536,160)
Interest rate contracts (written options)	Net realized gain on written options	$ 974,952
Credit contracts (written swaptions)	Net realized loss on written swaptions	$ (97,621)	Net change in unrealized appreciation on written swaptions	$386,916
Credit contracts (purchased swaptions)	Net realized loss on purchased swaptions	$ (182,850)	Net change in unrealized depreciation on purchased swaptions	$ (115,059)
Concentration  Risk
The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.
3.  OFFSETTING ASSETS AND LIABILITIES
The Fund enters into derivative transactions with several approved counterparties. Certain transactions are effected under agreements which include master netting arrangements which provide for the netting of payment obligations and/or netting in situations of counterparty default. The following table summarizes the Fund's financial investments that are subject to an enforceable master netting arrangement at December 31, 2022.
Investments:	Gross Amount Presented in the Statement of Assets and Liabilities(a)	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Pledged (Received)(b)	Net Amount
Derivative Assets (forward contracts)	$ 6,219,742	$(3,560,397)	$—	$90,000	$ 2,749,345
Derivative Liabilities (forward contracts)	$(7,618,226)	$ 3,560,397	$—	$ —	$(4,057,829)
(a) OTC derivatives are reported gross on the Statement of Assets and Liabilities. Variation margin related to futures contracts and centrally cleared swaps are excluded from these reported amounts.
(b) Reported collateral within this table is limited to the net outstanding amount due from an individual counterparty. The collateral received/(pledged) by the Fund may exceed these reported amounts.

Annual Report - December 31, 2022

4.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Empower Funds entered into an investment advisory agreement with Empower Capital Management, LLC (ECM) (the Adviser), a wholly-owned subsidiary of Empower Annuity Insurance Company of America (Empower of America). As compensation for its services to Empower Funds, the Adviser receives monthly compensation at the annual rate of 0.57% of the Fund’s average daily net assets up to $1 billion dollars, 0.52% of the Fund’s average daily net assets over $1 billion dollars and 0.47% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.65% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on April 30, 2023 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2022, the amounts subject to recoupment were as follows:
Expires December 31, 2023	Expires December 31, 2024	Expires December 31, 2025	Recoupment of Past Reimbursed Fees by the Adviser
$29,302	$23,309	$44,245	$0
The Adviser and Empower Funds entered into a sub-advisory agreement with BlueBay Asset Management LLP and Insight North America LLC. The Adviser is responsible for compensating the Sub-Advisers for their services.
Empower Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of ECM and subsidiary of Empower of America. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the share class.
Empower Financial Services, Inc. (the Distributor), is a wholly-owned subsidiary of Empower of America and the principal underwriter to distribute and market the Fund.
Certain officers of Empower Funds are also directors and/or officers of Empower of America or its subsidiaries. No officer or interested director of Empower Funds receives any compensation directly from Empower Funds. The total compensation paid to the independent directors with respect to all forty-five funds for which they serve as directors was $1,258,500 for the fiscal year ended December 31, 2022.
5.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $288,100,039 and $314,274,594, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $569,540,457and $516,155,302, respectively.
6.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the

Annual Report - December 31, 2022

amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2022, the Fund had securities on loan valued at $14,901,127 and received collateral as reported on the Statement of Assets and Liabilities of $15,725,685 for such loan which was invested in Repurchase Agreements collateralized by U.S. Government or U.S. Government Agency securities. The Repurchase Agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. The following table summarizes the cash collateral liability under the securities lending agreement by class of securities loaned as of December 31, 2022. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
Security lending transactions	Total (a)
Corporate Bonds and Notes	$556,400
Foreign Government Bonds and Notes	12,817,535
U.S. Treasury Bonds and Notes	2,351,750
Total secured borrowings	$15,725,685
(a)	The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.
7.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
8.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2022, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - December 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Empower Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Empower Global Bond Fund (the “Fund”), one of the funds of Empower Funds, Inc., as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2023
We have served as the auditor of one or more Empower investment companies since 1982.

TAX INFORMATION (unaudited)
The Fund intends to pass through foreign tax credits of $55,790 and has derived gross income from sources within foreign countries amounting to $7,909,858.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2022, 0% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Empower Funds is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Empower Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 79	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Director, Gold, Inc; Member, Colorado State Fair Board Authority; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	45	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 59	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners LLC; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	45	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 63	Independent Director	Since 2017	Director, Colorado State Housing Board; and former Director, Grand Junction Housing Authority; Counseling and Education Center	45	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 68	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	45	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 79	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	45	N/A
Interested Director*****
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 39	Director, President & Chief Executive Officer	Since 2020	Senior Vice President & Head of Empower Investments, Empower, Empower of America and Empower Life & Annuity Insurance Company of New York (“Empower of NY”); President, Chief Executive Officer & Manager, ECM; formerly, Vice President, Empower Funds Investment Products and Empower Advisory Group, LLC (“EAG”)	45	N/A
Officers
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 39	Director, President & Chief Executive Officer	Since 2020	Senior Vice President & Head of Empower Investments, Empower, Empower of America and Empower of NY; President, Chief Executive Officer & Manager, ECM; formerly, Vice President, Empower Funds Investment Products and Empower Advisory Group, LLC (“EAG”)	45	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 66	Chief Compliance Officer	Since 2016	Head of Compliance, Empower Investments, Empower; Chief Compliance Officer, ECM and EAG	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 48	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)	Deputy General Counsel, Empower; Vice President and Counsel, ECM; Secretary, Empower of America; Corporate Secretary, Empower of NY; formerly, Vice President & Counsel, Empower Funds; Vice President, Counsel & Secretary, EAG & EFSI	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 47	Treasurer	Since 2016 (Assistant Treasurer) Since 2021 (as Treasurer)	Vice President, Fund Administration, Empower; Treasurer, ECM; Vice President & Treasurer, Empower Trust Company, LLC (“ETC”); formerly, Assistant Treasurer Empower Funds & ETC	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 55	Assistant Treasurer	Since 2007	Assistant Vice President, Investment Administration, Empower; Assistant Treasurer, ECM; Assistant Vice President and Assistant Treasurer, ETC	N/A	N/A
Abhijit Dande 8515 East Orchard Road, Greenwood Village, CO 80111 42	Derivatives Risk Manager	Since 2022	Assistant Vice President, Financial Risk Management, Empower; Derivatives Risk Manager, ECM	N/A	N/A
* A Director who is not an “interested person” of Empower Funds (as defined in Section 2(a)(19) of the 1940 Act, as amended) is referred to as an “Independent Director.”
** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2024. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the sole member of Resolute Capital Asset Partners LLC, which is the general partner for Resolute Capital Asset Partners Fund I LP. Goldman Sachs & Co. LLC, the clearing agent and custodian for Resolute Capital Asset Partners Fund I LP, is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Empower Core Strategies: Inflation-Protected

Securities, Empower Inflation-Protected Securities and Empower Mid Cap Value Funds; and a Sub-Adviser of the Empower Core Bond Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower Core Strategies: U.S. Equity, Empower International Growth and Empower Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower Core Strategies: U.S. Equity, Empower International Growth and Empower Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (1) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Empower International Value Fund, (2) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Virtus Fixed Income Advisers, LLC, a Sub-Adviser of the Empower Multi-Sector Bond Fund, and (3) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Empower Emerging Markets Equity Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** An “Interested Director” refers to a Director who is an “interested person” of Empower Funds (as defined in Section 2(a)(19) of the 1940 Act, as amended) by virtue of their affiliation with ECM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Empower Funds and its Directors is available in the Empower Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Empower Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at https://www.greatwestinvestments.com.
Availability of Quarterly Portfolio Schedule
Empower Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. Empower Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Empower Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Empower Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Funds' Liquidity Risk Management Program
The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the Investment Company Act. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its cash holdings and access to other funding sources. The Funds’ Board of Directors approved the designation of the ECM Liquidity Risk Management Committee as the administrator of the liquidity risk management program. The Liquidity Risk Management Committee includes representatives from the Adviser’s Risk, Trading, Investment Valuation, and Regulatory Compliance departments and is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding, among other things, the program’s operation, adequacy and effectiveness. The Liquidity Risk Management Committee reassessed each Fund’s liquidity risk profile, considering additional data gathered through March 31, 2022 and the adequacy and effectiveness of the liquidity risk management program’s operations since March 31, 2021 (the “covered period”) in order to prepare a written report to the Board of Directors for review at its meeting held on June 16, 2022. The report stated that:
(i) the program performed well during the covered period and meets the needs and profile of the Funds,
(ii) the Funds benefit from the stability of their shareholder base,
(iii) the selection of two vendors to supply liquidity measurement products has proven to be extremely helpful,
(iv) no changes were proposed to the program as of the date of the report, and
(v) no Fund approached the internal triggers set by the Liquidity Risk Management Committee or the regulatory percentage limitation (15%) on holdings in illiquid investments.
The report also stated that it continues to be appropriate to not set a “highly liquid investment minimum” for any Funds because the Funds primarily hold “highly liquid investments” and reviewed the changes to the program since inception.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $996,300 for fiscal year 2021 and $1,031,500 for fiscal year 2022.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $40,000 for fiscal year 2021 and $42,000 for fiscal year 2022. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2021 and $0 for fiscal year 2022.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Empower Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Empower Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Empower Funds that is responsible for the financial reporting or operations of Empower Funds was employed by those auditors and participated in any capacity in an audit of Empower Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Empower Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Empower Funds’ auditors will not provide the following non-audit services to Empower Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Empower Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the

1No pre-approval is required as to non-audit services provided to Empower Funds if: (a) the aggregate amount of all non-audit services provided to Empower Funds constitute not more than 5% of the total amount of revenues paid by Empower Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Empower Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Empower Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Empower Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Empower Funds’ auditors to (a) Empower Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Empower Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2021 equaled $2,255,405 and for fiscal year 2022 equaled $1,022,840.
(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Empower Funds, Empower Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Empower Funds; (b) these services were not recognized by Empower Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Empower Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Empower Funds’ primary investment adviser.

another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.
(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
EMPOWER FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2023
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2023
By:	/s/ Kelly B. New

Kelly B. New
Treasurer
Date:February 23, 2023